EXHIBIT 10.15

EXPLORATION AGREEMENT DATED JULY 10, 2002

EXPLORATION AGREEMENT

THIS AGREEMENT is made the 10th day of July, 2002,

BETWEEN:

Anhydride Petroleum Canada Inc., a corporation incorporated under the laws of Alberta and having an office located at Suite 850 - 10655 Southport Rd. S.W., Calgary, Alberta T2W 4Y1 (“API Canada”)

AND:

650743 B.C. Ltd., as General Partner of Anhydride Petroleum Limited Partnership, a limited partnership to be formed under the laws of British Columbia and having its registered office at Suite 602, 570 Granville Street, Vancouver, British Columbia V6C 3P1

(the “Farmee”)

WHEREAS:

A.	API Canada is the holder of certain petroleum and natural gas licenses and rights to farmin to a further petroleum and natural gas license located in Alberta, collectively known as the Athabasca Prospect; and

B.	API Canada has granted the Farmee a right to farmin to the Athabasca Prospect on the terms and subject to the conditions contained in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree each with the others as follows:

ARTICLE I

INTERPRETATION

1.1	Definitions. In this Agreement:

“Firebag Prospect Agreement”	means the exploration agreement dated July 10, 2002 between API Canada and the Farmee under which the Farmee may farmin to certain Alberta Petroleum and Natural Gas Licenses known as the Firebag Prospect

“Lands ” or “Athabasca Prospect”	means Alberta Petroleum and Natural Gas License Nos. 5401070160, 5401070162, 5401070163 and 5494040101.

“URMP ”	Uranium Power Corporation.

1.2	Included Words. This Agreement shall be read with such changes in gender or number as the context shall require.

1.3	Headings. The headings to the articles, sections, subsections, paragraphs, parts or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4	References. Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, paragraph, clause or schedule refers to the article, section, subsection, paragraph, clause or schedule bearing that number or letter in this Agreement. A reference to “this” article, section, subsection, paragraph, clause or schedule means the article, section, subsection, paragraph, clause or schedule in which the reference appears. A reference to “this Agreement”, “hereof”, “hereunder”, “herein” or words of similar meaning, means this agreement including the schedules hereto, together with any amendments thereof.

ARTICLE II

EXPLORATION AND DEVELOPMENT

2.1	Farmout. Subject to the Farmee funding the costs under section 2.2, the Farmee shall have the right to fund and earn an interest in the Lands, before and after payout, on the terms and conditions provided in this Article 2.

2.2	Farmout Cost. The Farmee shall earn a 1% working interest, before and after payout, up to a maximum of a 25% working interest, in the Lands for each $54,000 of expenditures incurred by the Farmee:

(a)	in oil and gas exploration activities on the Lands, including, without limitation, seismic studies, reworking of existing wells, drilling and surveying; and

(b)	rental payments made in respect of the Lands;

provided that the Farmee’s working interest in the Lands, before and after payout, shall be subject to a 9.5% royalty and government royalties. All expenditures incurred in respect of the Lands following execution of this Agreement by the Farmee shall be at the expense of the Farmee, provided that on the Farmee earning a 25% interest in the Lands, all additional expenditures to be incurred in respect of the Lands shall be incurred in proportion to the working interests in the Lands.

2.3	Rights on Farmin. On the Farmee earning a working interest in the Lands, including a fractional interest, the Farmee shall have the right and be entitled to approve all further work carried out on the Lands, which consent may be unreasonably withheld.

2.4	Farmout Agreement. For each well drilled in which the Farmee is entitled, and elects, to participate, API Canada and the Farmee shall enter into a farmout agreement in the form to be agreed between the parties.

2.5	Operator. API Canada, or its agents, shall act as operator in respect of the exploration and development of the Lands under this Agreement.

ARTICLE III

COVENANTS AND ACKNOWLEDGEMENTS

3.1	Call Option. The Farmee shall grant to URMP a call option under which URMP may acquire all of the Farmee’s working interest in the Lands in consideration of paying a predetermined purchase amount. The purchase amount shall be comprised of a base amount and a performance amount where the base amount is equal to 130% of the incurred earn-in expenditures of the Farmee paid in shares of URMP with such shares valued at the average five day closing price at the time the call option is exercised. API Canada is an indirect wholly-owned subsidiary of URMP and the shares of URMP are quoted on the over-the-counter bulletin board system of the National Association of Securities Dealers in the United States. The shares to be issued by URMP will be restricted securities in the United States and be subject to resale restrictions in the United States and Canada. URMP will file a registration statement with the Securities and Exchange Commission (the “SEC”) in the United States registering the shares for sale. The performance amount is dependent on whether URMP complies with its obligations to file a registration statement with the SEC. The performance amount will initially be nil. For every 90-day period following the exercise of the call option that expires without a registration statement being filed, the performance amount will be increased by 20% of the incurred earn-in expenditures of the Farmee paid in shares of URMP. For every 45-day period that expires without URMP responding to comments on the registration statement from the SEC, the performance amount will include an additional 20% of the incurred earn-in expenditures of the Farmee paid in shares of URMP. The performance amount will be paid, as earned, in shares of URMP with such shares valued at the average five day closing price at the time the respective performance amount is earned. On the sooner of the registration statement becoming effective or the shares issued on exercise of the call option otherwise becoming free of resale restrictions, the performance amount shall cease to accrue and no further shares of URMP will be payable.

3.2	URMP Warrants. In consideration of the grant of the call option by the Farmee under this Agreement and under the Firebag Prospect Agreement, API Canada shall cause URMP to issue to the Farmee transferable warrants to acquire up to 750,000 common shares in the capital of URMP exercisable at a price of US $0.50 per share for a period of one year. The warrants will vest in proportion to the working interest earned in the Lands and the Firebag Prospect by the Farmee. For each 1% working interest earned in the Lands and the Firebag Prospect, warrants to acquire 30,000 common shares of URMP will vest and be immediately exercisable. The shares issued on exercise of the warrants will be subject to resale restrictions.

3.3	Acknowledgement of Partnership. API Canada acknowledges that the Farmee is a limited partnership to be formed under the name Anhydride Petroleum Limited Partnership and that before and after formation this Agreement is a binding agreement enforceable in accordance with its terms.

ARTICLE IV

NOTICE

4.1	Notice. Any notice or other writing required or permitted to be given hereunder or for the purposes hereof shall be sufficiently given if delivered or telecopied to the party to whom it is given at:

             (a)       if to API Canada:

Anhydride Petroleum Canada Inc. Suite 850 - 10655 Southport Rd. S.W. Calgary, Alberta T2W 4Y1 Attention: President Telecopier no.: (403) 256-9473

             (b)       if to the Farmee:

650743 B.C. Ltd. as General Partner of Anhydride Petroleum Limited Partnership 602 - 570 Granville Street Vancouver, British Columbia V6C 3P1 Attention: President Telecopier no.: (604) 642-5189

Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

ARTICLE V

GENERAL PROVISIONS

5.1	Entire Agreement. This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

5.2	Waiver. No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will:

(a)	be valid unless it is in writing and stated to be a consent or waiver hereunder;

(b)	be relied upon as a consent or waiver to or of any other breach or default of the same or any other obligation;

(c)	constitute a general waiver under this Agreement; or

(d)	eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

5.3	Further Assurances.The parties will execute such further and other documents and do such further and other things as may be necessary or convenient to carry out and give effect to the intent of this Agreement.

5.4	Time of the Essence. Time shall be of the essence in the performance of this Agreement.

5.5	Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.6	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without reference to British Columbia’s conflict of law rules.

5.7	Fax and Counterpart. This Agreement may be executed by fax and in counterparts.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

ANHYDRIDE PETROLEUM CANADA INC.

Per:
      Authorized Signatory

650743 B.C. LTD., as General Partner
of Anhydride Petroleum Limited Partnership

Per:
      Joe Ovsenek

EXPLORATION AGREEMENT

THIS AGREEMENT is made the _____ day of July, 2002,

BETWEEN:

Anhydride Petroleum Canada Inc., a corporation incorporated under the laws of Alberta and having an office located at Suite 850 - 10655 Southport Rd. S.W., Calgary, Alberta T2W 4Y1 (“API Canada”)

AND:

650743 B.C. Ltd., as General Partner of Anhydride Petroleum Limited Partnership, a limited partnership to be formed under the laws of British Columbia and having its registered office at Suite 602, 570 Granville Street, Vancouver, British Columbia V6C 3P1

(the “Farmee”)

WHEREAS:

A.	API Canada is the holder of certain petroleum and natural gas licenses located in Alberta, together known as the Firebag Prospect; and

B.	API Canada has granted the Farmee a right to farmin to the Firebag Prospect on the terms and subject to the conditions contained in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree each with the others as follows:

ARTICLE I

INTERPRETATION

1.1	Definitions. In this Agreement:

“Athabasca Prospect Agreement”	means the exploration agreement dated July 10, 2002 between API Canada and the Farmee under which the Farmee may farmin to certain Alberta Petroleum and Natural Gas Licenses known as the Athabasca Prospect

“Lands ” or “Firebag Prospect”	means Alberta Petroleum and Natural Gas License Nos. 5401090094 and 5401100080.

“URMP ”	Uranium Power Corporation.

1.2	Included Words. This Agreement shall be read with such changes in gender or number as the context shall require.

1.3	Headings. The headings to the articles, sections, subsections, paragraphs, parts or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4	References. Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, paragraph, clause or schedule refers to the article, section, subsection, paragraph, clause or schedule bearing that number or letter in this Agreement. A reference to “this” article, section, subsection, paragraph, clause or schedule means the article, section, subsection, paragraph, clause or schedule in which the reference appears. A reference to “this Agreement”, “hereof”, “hereunder”, “herein” or words of similar meaning, means this agreement including the schedules hereto, together with any amendments thereof.

ARTICLE II

EXPLORATION AND DEVELOPMENT

2.1	Farmout. Subject to the Farmee funding the costs under section 2.2, the Farmee shall have the right to fund and earn an interest in the Lands, before and after payout, on the terms and conditions provided in this Article 2.

2.2	Farmout Cost. The Farmee shall earn a 1% working interest, before and after payout, up to a maximum of a 25% working interest, in the Lands for each $54,000 of expenditures incurred by the Farmee:

(a)	in oil and gas exploration activities on the Lands, including, without limitation, seismic studies, reworking of existing wells, drilling and surveying; and

(b)	rental payments made in respect of the Lands;

provided that the Farmee’s working interest in the Lands, before and after payout, shall be subject to a 9.5% royalty and government royalties. All expenditures incurred in respect of the Lands following execution of this Agreement by the Farmee shall be at the expense of the Farmee, provided that on the Farmee earning a 25% interest in the Lands, all additional expenditures to be incurred in respect of the Lands shall be incurred in proportion to the working interests in the Lands.

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2.3	Rights on Farmin. On the Farmee earning a working interest in the Lands, including a fractional interest, the Farmee shall have the right and be entitled to approve all further work carried out on the Lands, which consent may be unreasonably withheld.

2.4	Farmout Agreement. For each well drilled in which the Farmee is entitled, and elects, to participate, API Canada and the Farmee shall enter into a farmout agreement in the form attached agreed to by the parties.

2.5	Operator. API Canada, or its agents, shall act as operator in respect of the exploration and development of the Lands under this Agreement.

ARTICLE III

COVENANTS AND ACKNOWLEDGEMENTS

3.1	Call Option. The Farmee shall grant to URMP a call option under which URMP may acquire all of the Farmee’s working interest in the Lands in consideration of paying a predetermined purchase amount. The purchase amount shall be comprised of a base amount and a performance amount where the base amount is equal to 130% of the incurred earn-in expenditures of the Farmee paid in shares of URMP with such shares valued at the average five day closing price at the time the call option is exercised. API Canada is an indirect wholly-owned subsidiary of URMP and the shares of URMP are quoted on the over-the-counter bulletin board system of the National Association of Securities Dealers in the United States. The shares to be issued by URMP will be restricted securities in the United States and be subject to resale restrictions in the United States and Canada. URMP will file a registration statement with the Securities and Exchange Commission (the “SEC”) in the United States registering the shares for sale. The performance amount is dependent on whether URMP complies with its obligations to file a registration statement with the SEC. The performance amount will initially be nil. For every 90-day period following the exercise of the call option that expires without a registration statement being filed, the performance amount will be increased by 20% of the incurred earn-in expenditures of the Farmee paid in shares of URMP. For every 45-day period that expires without URMP responding to comments on the registration statement from the SEC, the performance amount will include an additional 20% of the incurred earn-in expenditures of the Farmee paid in shares of URMP. The performance amount will be paid, as earned, in shares of URMP with such shares valued at the average five day closing price at the time the respective performance amount is earned. On the sooner of the registration statement becoming effective or the shares issued on exercise of the call option otherwise becoming free of resale restrictions, the performance amount shall cease to accrue and no further shares of URMP will be payable.

3.2	URMP Warrants. In consideration of the grant of the call option by the Farmee under this Agreement and under the Athabasca Prospect Agreement, API Canada shall cause URMP to issue to the Farmee transferable warrants to acquire up to 750,000 common shares in the capital of URMP exercisable at a price of US $0.50 per share for a period of one year. The warrants will vest in proportion to the working interest earned in the Lands and the Athabasca Prospect by the Farmee. For each 1% working interest earned in the Lands and the Athabasca Prospect, warrants to acquire 30,000 common shares of URMP will vest and be immediately exercisable. The shares issued on exercise of the warrants will be subject to resale restrictions.

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3.3	Acknowledgement of Partnership. API Canada acknowledges that the Farmee is a limited partnership to be formed under the name Anhydride Petroleum Limited Partnership and that before and after formation this Agreement is a binding agreement enforceable in accordance with its terms.

ARTICLE IV

NOTICE

4.1	Notice. Any notice or other writing required or permitted to be given hereunder or for the purposes hereof shall be sufficiently given if delivered or telecopied to the party to whom it is given at:

             (a)       if to API Canada:

Anhydride Petroleum Canada Inc. Suite 850 - 10655 Southport Rd. S.W. Calgary, Alberta T2W 4Y1 Attention: President Telecopier no.: (403) 256-9473

             (b)       if to the Farmee:

650743 B.C. Ltd. as General Partner of Anhydride Petroleum Limited Partnership 602 - 570 Granville Street Vancouver, British Columbia V6C 3P1 Attention: President Telecopier no.: (604) 642-5189

Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

ARTICLE V

GENERAL PROVISIONS

5.1	Entire Agreement. This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

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5.2	Waiver. No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will:

(a)	be valid unless it is in writing and stated to be a consent or waiver hereunder;

(b)	be relied upon as a consent or waiver to or of any other breach or default of the same or any other obligation;

(c)	constitute a general waiver under this Agreement; or

(d)	eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

5.3	Further Assurances.The parties will execute such further and other documents and do such further and other things as may be necessary or convenient to carry out and give effect to the intent of this Agreement.

5.4	Time of the Essence. Time shall be of the essence in the performance of this Agreement.

5.5	Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5.6	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without reference to British Columbia’s conflict of law rules.

5.7	Fax and Counterpart. This Agreement may be executed by fax and in counterparts.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

ANHYDRIDE PETROLEUM CANADA INC.

Per:
      Authorized Signatory

650743 B.C. LTD., as General Partner
of Anhydride Petroleum Limited Partnership

Per:
      Joe Ovsenek

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